EXECUTION COPY
REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of February 28, 2005, by and among RADIO ONE, INC., a Delaware corporation (“Radio One”), and the individuals and entities designated as Selling Shareholders on the signature page hereto (the “Selling Shareholders”).
     WHEREAS, Radio One and the Selling Shareholders are parties to a Stock Purchase Agreement (the “Purchase Agreement”), dated as of November 19, 2004, relating to the purchase and sale of 51% of the outstanding shares of capital stock of Reach Media, Inc., a Texas corporation (the “Company”);
     WHEREAS, at the Closing (as defined in the Purchase Agreement), Radio One shall issue to certain of the Selling Shareholders the Purchaser Shares (as defined in the Purchase Agreement); and
     WHEREAS, Radio One and those Selling Shareholders receiving Purchaser Shares in connection with the Purchase Agreement have agreed to enter into this Agreement providing for the registration of the Purchaser Shares so issued to such Selling Shareholders.
     NOW, THEREFORE, in consideration of the foregoing recitals and for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. All capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Purchase Agreement. In addition, the following terms, as used herein, shall have the following meanings:
          “1933 Act” means the Securities Act of 1933, as amended from time to time.
          “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
          “Participating Selling Shareholder” means, with respect to a Shelf Registration Statement, the Selling Shareholders for whom Registrable Securities have been included in such Shelf Registration Statement.
          “Prospectus” means the prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in the Prospectus.
          “Radio One Common Stock” means Class D Common Stock, $0.001 par value per share of Radio One.
          “Registrable Securities” means (i) the Purchaser Shares, and (ii) any shares of Radio One Common Stock issued with respect to the Purchaser Shares as a result of stock splits, stock dividends, reclassifications, recapitalizations or similar events; provided, that such Purchaser Shares and such shares of Radio One Common Stock shall cease to be Registrable Securities (w) when such shares have been sold or otherwise transferred by the Selling Shareholders pursuant to an effective registration statement under the 1933 Act, (x) when such shares have been sold or otherwise transferred by the Selling Shareholders in a private transaction in which the transferor’s rights under this Agreement are not assigned, (y) following the date that the Registrable Securities are transferred pursuant to Rule 144 under the 1933 Act (“Rule 144”) or any successor rule or (z) following the date that the Registrable Securities are transferable pursuant to Rule 144(k) under the 1933 Act or any successor rule.
     Section 1.2 Construction. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles, sections and paragraphs refer to articles, sections and paragraphs of this Agreement, and the terms “hereof,” “herein” and other like terms refer to this Agreement as a whole.
     Section 1.3 Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.
ARTICLE II
REGISTRATION RIGHTS
     Section 2.1 Registration Statement.
          (a) Radio One shall prepare and file with the Securities and Exchange Commission (the “Commission”) a shelf registration statement (as amended and supplemented from time to time, the “Shelf Registration Statement”) with respect to the Registrable Securities in accordance with Rule 415 under the 1933 Act and will use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective no later than the six-month anniversary of this Agreement and, except as provided in Section 3.4(b) hereof, to keep such Shelf Registration Statement continuously effective and in compliance with the 1933 Act and usable for resale of the Registrable Securities until the earlier of (i) the eighteen-month anniversary of the effective date of the Shelf Registration Statement and (ii) the date upon which all Registrable Securities held by the Selling Shareholders on the date of the Closing have been sold pursuant to the Shelf Registration Statement or have otherwise ceased to be “Registrable Securities” as defined herein (such period being called the “Shelf Registration Period”).

          (b) The Shelf Registration Statement shall be on Form S-3 or such other appropriate form permitting registration of such Registrable Securities for resale by the Selling Shareholders.
          (c) Radio One’s obligations under Section 2.1(a) hereof shall be subject to the Registration Postponement Period as provided in Section 3.4(a) hereof.
     Section 2.2 Holding Period. Each Selling Shareholder acknowledges and agrees that the shares of Radio One Common Stock received by such Selling Shareholder in connection with the Purchase Agreement may not be sold or otherwise transferred until the first anniversary of the date of this Agreement. Each Selling Shareholder further acknowledges and agrees that any attempted sale or transfer of any such shares of Radio One Common Stock in violation of the provisions of this Agreement or the share certificates shall be void, and Radio One shall not record any such attempted sale or transfer on its books or treat any purported transferee of such shares of Radio One Common Stock as the owner thereof for any purpose. Notwithstanding the foregoing, nothing contained in this Section 2.2 shall prohibit or otherwise restrict any Selling Shareholder from pledging, hypothecating, or otherwise encumbering his, her, or its shares of Radio One Common Stock; provided, that the creditor or other holder of any encumbrance expressly agrees that such shares are pledged subject to the restrictions and conditions set forth in this Section 2.2.
ARTICLE III
REGISTRATION PROCEDURES
     Section 3.1 Filings; Information.
          (a) In connection with any Shelf Registration Statement filed pursuant to Section 2.1 hereof and subject to Section 3.4 hereof, Radio One shall:
               (i) if requested by a Participating Selling Shareholder, prior to filing the Shelf Registration Statement, the Prospectus or any amendments or supplements thereto, furnish to such Participating Selling Shareholder copies thereof without charge;
               (ii) prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the Prospectus as may be necessary to keep the Shelf Registration Statement effective during the Shelf Registration Period;
               (iii) furnish to each Participating Selling Shareholder, without charge, such number of conformed copies of the Shelf Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus (including each preliminary prospectus), and such documents incorporated by reference in the Shelf Registration Statement or the Prospectus as such Participating Selling Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities; and Radio One hereby consents (except as otherwise provided in Sections 3.1(b)(ii) or 3.4(b) hereof) to the use of the Prospectus or any amendment or supplement thereto in accordance with applicable law by the Participating Selling Shareholders, in each case in the form most recently provided by Radio One, during the Shelf Registration Period in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto in accordance with applicable law;
               (iv) use its commercially reasonable efforts to register or qualify all Registrable Securities covered by the Shelf Registration Statement under the securities laws of such jurisdictions as the Participating Selling Shareholders shall request, and to keep such registration or qualification in effect for the Shelf Registration Period; provided, that Radio One shall not be required to (A) qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified, (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any jurisdiction where it would not otherwise be liable for such taxes;
               (v) promptly notify each Participating Selling Shareholder in writing during the Shelf Registration Period (A) of the happening of any event as a result of which the Prospectus included in the Shelf Registration Statement, as then in effect, includes as to Radio One an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the written request of the Participating Selling Shareholder, prepare and furnish to the Participating Selling Shareholders a reasonable number of copies of a supplement to or an amendment of the Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, the Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, (B) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, and (C) of the receipt by Radio One of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;
               (vi) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any post-effective amendment thereto or any order suspending or preventing the use of any Prospectus or suspending the qualification of any Registrable Securities for sale in any jurisdiction, in each case as promptly as practicable; and
               (vii) if reasonably requested by the Participating Selling Shareholders, in writing, use its commercially reasonable efforts to list prior to the effective date of the Shelf Registration Statement all Registrable Securities covered by the Shelf Registration Statement, to the extent they are not already so listed, on the NASDAQ Stock Market, or if Radio One Common Stock is not traded on the NASDAQ Stock Market, the principal exchange on which Radio One Common Stock is traded.
          (b) In connection with the Shelf Registration Statement filed pursuant to Section 2.1 hereof, each Participating Selling Shareholder shall:

               (i) notify Radio One in writing of its intention to sell Registrable Securities pursuant to the Shelf Registration Statement at least 15 days prior to the proposed date of such sale;
               (ii) upon receipt of any notice from Radio One in accordance with Section 3.1(a)(v)(A), (B) or (C) hereof (with respect to (C), only with respect to the jurisdiction suspending qualification), immediately discontinue the offer and sale of Registrable Securities pursuant to the Prospectus until receipt by the Participating Selling Shareholders of copies of an amended or supplemented Prospectus or until Radio One notifies the Participating Selling Shareholders in writing that the applicable suspension has been removed; and, if so directed by Radio One, the Participating Selling Shareholders will deliver to Radio One all copies, other than permanent file copies then in the Participating Selling Shareholders’ possession, of the most recent Prospectus at the time of receipt of such notice;
               (iii) cooperate with Radio One in connection with the preparation and filing of any Shelf Registration Statement and, upon written request from Radio One, each Participating Selling Shareholder shall promptly furnish in writing to Radio One such information regarding such Participating Selling Shareholder, the distribution of the Registrable Securities and other matters as may be required by applicable law, rule or regulation for inclusion in the Shelf Registration Statement (or any amendment or supplement thereto), it being agreed that the provision of such information by such Participating Selling Shareholder to Radio One shall be a condition precedent to Radio One’s obligations under Sections 2.1 and 3.1 hereof with respect to the Registrable Securities held by such Participating Selling Shareholder.
               (iv) during the Shelf Registration Period, not (A) effect any stabilization transactions or engage in any stabilization activity in connection with Radio One Common Stock or other equity securities of Radio One in contravention of Regulation M under the 1934 Act, or (B) permit any “Affiliated Purchaser” (as that term is defined in Regulation M under the 1934 Act) to bid for or purchase for any account in which such Participating Selling Shareholder has a beneficial interest, or attempt to induce any other Person to purchase, any shares of Radio One Common Stock or other equity securities of Radio One in contravention of Regulation M under the 1934 Act; and
               (v) (A) offer to sell, sell or otherwise distribute the Registrable Securities in reliance upon the Shelf Registration Statement only after the Shelf Registration Statement is declared effective under the 1933 Act, (B) distribute the Registrable Securities only in accordance with the manner of distribution contemplated by the Prospectus (if such sale or distribution is made in reliance upon the Shelf Registration Statement), and (C) promptly report to Radio One in writing distributions of Registrable Securities made by such Participating Selling Shareholder pursuant to the Prospectus.
          (c) Except as otherwise expressly provided herein, Radio One shall not be required to take any action or enter into any agreement with any Participating Selling Shareholder or any third party for or on behalf of any Participating Selling Shareholder in connection with the disposition of Registrable Securities (including, without limitation, underwriting agreements).

     Section 3.2 Registration Expenses. In connection with the Shelf Registration Statement, Radio One shall pay the following expenses incurred in connection with such registration: (i) registration and filing fees and expenses associated with filings required by the Commission and the NASDAQ Stock Market, (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for Radio One in connection with blue sky qualifications of the Registrable Securities), (iii) printing, messenger and delivery expenses, (iv) fees and expenses incurred in connection with the listing of the Registrable Securities in accordance with Section 3.1(a)(vii), (v) fees and expenses of counsel and independent certified public accountants for Radio One and (vi) the reasonable fees and expenses of any additional experts retained by Radio One in connection with such registration.
     Section 3.3 Termination. This Agreement shall terminate and be of no further force or effect upon the expiration of the Shelf Registration Period; provided, however, that the provisions of Article IV hereof shall survive the termination of this Agreement for one year, after which such provisions shall terminate and be of no further force and effect.
     Section 3.4 Information Blackout.
          (a) In the event that, prior to the filing or effectiveness of the Shelf Registration Statement, (i) Radio One, after consultation with counsel, determines reasonably and in good faith that the sale of Registrable Securities pursuant to the Shelf Registration Statement would require disclosure of non-public material information that Radio One is not prepared to disclose and (ii) Radio One gives the Selling Shareholders written notice of such determination, Radio One shall, notwithstanding the provisions of Section 2.1 hereof, be entitled to postpone the filing of the Shelf Registration Statement otherwise required to be prepared and filed by it pursuant to Section 2.1(a) hereof or delay its efforts to cause such Shelf Registration Statement to be declared effective by the Commission (the number of days of any such postponement is hereinafter called a “Registration Postponement Period”). No individual Registration Postponement Period shall last more than ninety (90) days and all Registration Postponement Periods shall, in the aggregate, constitute less than one hundred eighty (180) days.
          (b) At any time when the Shelf Registration Statement is effective, upon written notice from Radio One to the Selling Shareholders that Radio One, after consultation with counsel, has determined reasonably and in good faith that the sale of Registrable Securities pursuant to the registration statement would require disclosure of non-public material information that Radio One is not prepared to disclose, the Selling Shareholders shall suspend sales of the Registrable Securities pursuant to the Shelf Registration Statement until the earlier of (i) sixty (60) days after Radio One notifies the Selling Shareholders of such good faith determination, or (ii) such time as Radio One notifies the Selling Shareholders that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to the Shelf Registration Statement may otherwise be resumed (the number of days from such suspension of sales by the Selling Shareholders until the day when such sales may be resumed hereunder is hereinafter called a “Sales Blackout Period”).
          (c) No Registration Postponement Period or Sales Blackout Period shall preclude any sales of Registrable Securities that the Selling Shareholders may effect in compliance with Rule 144; provided, that the Selling Shareholders otherwise conform with the requirements under the 1933 Act and the 1934 Act.
          (d) The Selling Shareholders agree that, upon receipt of any notice from Radio One pursuant to this Section 3.4, the Selling Shareholders will (i) keep confidential such notice, its content and any information provided by Radio One in connection therewith, and (ii) if so directed by Radio One, deliver to Radio One all copies then in the Selling Shareholders’ possession, other than permanent file copies, of the Prospectus relating to such Registrable Securities current at the time of receipt of such notice.
ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION
     Section 4.1 Indemnification By Radio One. Radio One agrees to indemnify and hold harmless each Selling Shareholder and each Person, if any, who controls such Selling Shareholder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act (each, a “Seller Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim, except as otherwise provided in Section 4.3 hereof), insofar as such losses, claims, damages or liabilities are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or the Prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) any violation by Radio One of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law in connection with the offering covered by the Shelf Registration Statement; provided, however, that Radio One shall not be liable insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission (a) made in reliance upon and in conformity with written information furnished to Radio One by any Seller Indemnified Party for use in the Shelf Registration Statement or the Prospectus (or any amendment or supplement thereto) or the plan of distribution furnished in writing to Radio One by or on behalf of such Seller Indemnified Party expressly for use therein, or (b) that was corrected in an amendment or supplement to the Shelf Registration Statement or the Prospectus and Radio One had furnished copies thereof to the Selling Shareholders prior to the relevant date of sale by the Selling Shareholder to the Person asserting such loss, claim, damage or liability.
     Section 4.2 Indemnification By the Selling Shareholders. Each Selling Shareholder agrees to indemnify and hold harmless Radio One and each Person, if any, who controls Radio One within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any other holder of Registrable Securities selling securities under such Shelf Registration Statement from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim, except as otherwise provided in Section 4.3 hereof), insofar as such losses, claims, damages or liabilities are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or the Prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only with reference to information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Shelf Registration Statement or the Prospectus or any amendments or supplements thereto, or (ii) any violation by such Selling Shareholder of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law in connection with the offering covered by the Shelf Registration Statement.
     Section 4.3 Conduct of Indemnification Proceedings. Each party indemnified under Sections 4.1 or 4.2 above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in Sections 4.1 or 4.2 above except to the extent that the indemnifying party was actually prejudiced by such failure. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in the indemnifying party’s reasonable judgment a conflict of interest between such indemnified party and indemnifying party may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes to assume the defense thereof. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that the indemnifying party shall pay such expense, to the extent reasonable, if representation of such indemnified party by counsel retained by the indemnifying party would be reasonably likely to result in a conflict of interest between the indemnified party and the indemnifying party. Any indemnifying party against whom indemnity may be sought under Sections 4.1 or 4.2 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the written consent of the indemnifying party. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liabilities in respect of such claim or litigation and no indemnifying party may agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, delayed or conditioned. In any action hereunder as to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in, but not control, the defense thereof, with counsel of its own choice, but, except as otherwise provided in the third sentence of this Section 4.3, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof. Notwithstanding anything to the contrary contained herein, in connection with any claim or action to which one or more Selling Shareholders are entitled to seek indemnification hereunder, (1) the Selling Shareholders shall use commercially reasonable efforts to appoint a single counsel to represent all of the Selling Shareholders with respect to such claim or action and (2) Radio One shall not be liable under this Article IV for the legal or other expenses of more than one counsel for each group of Selling Shareholders that are Affiliates and any Person or group of Persons that hold Registrable Securities as a result of a distribution from any Selling Shareholder.
     Section 4.4 Limitation on Indemnity. The indemnity provided for hereunder shall not inure to the benefit of any indemnified party to the extent that the claim is based on such indemnified party’s failure to comply with the applicable prospectus delivery requirements of the 1933 Act as then applicable to the Person asserting the loss, claim, damage or liability for which indemnity is sought.
     Section 4.5 Contribution. If the indemnification provided for in this Article IV is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to herein, then in lieu of such indemnification the indemnifying party shall, to the extent permitted by applicable law, contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on one hand or by or on behalf of the indemnified party on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     Radio One and the Selling Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 4.5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Neither Radio One nor any of the Selling Shareholders shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
ARTICLE V
MISCELLANEOUS
     Section 5.1 Rule 144. Radio One covenants that it will file any reports required to be filed by it under the 1934 Act and that it will take such further action as the Selling Shareholders may reasonably request to the extent required from time to time to enable the Selling Shareholders to sell Registrable Securities without registration under the 1933 Act within the limitations of the exemptions provided by Rule 144, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Except as set forth in Section 2.2, nothing contained in this Agreement shall preclude any sales of Registrable Securities that the Selling Shareholders may effect in compliance with Rule 144.
     Section 5.2 Expenses. Except to the extent otherwise expressly provided in Section 3.2 hereof, each party shall pay its own expenses incident to the transactions contemplated hereby.
     Section 5.3 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD FOR THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.
     Section 5.4 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 5.5 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY COURT OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURT (AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 5.5 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF NEW YORK OTHER THAN FOR SUCH PURPOSE. Any and all process may be served in any action, suit or proceeding arising in connection with this Agreement by complying with the provisions of Section 5.6. Such service of process shall have the same effect as if the party being served were a resident in the State of New York and had been lawfully served with such process in such jurisdiction. The parties hereby waive all claims of error by reason of such service. Nothing herein shall affect the right of any party to service process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction to enforce judgments or rulings of the aforementioned courts.
     Section 5.6 Notices. Except as otherwise provided herein, any notice, instruction or instrument to be delivered hereunder shall be in writing and shall be effective upon receipt at the address set forth on Exhibit A attached hereto or at such other address specified in writing by the addressee.
     Section 5.7 Cumulative Remedies; Failure to Pursue Remedies. Except as otherwise provided in Section 2.1(c) hereof, the rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise. Except where a time period is specified, no delay on the part of any party in the exercise of any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy.
     Section 5.8 Amendments and Waivers. Except as otherwise expressly provided herein, no provision of this Agreement may be amended or modified except upon the written consent of Radio One and the Selling Shareholders holding a majority of the shares of Registrable Securities. Any amendment or modification so affected shall be binding upon Radio One and the Selling Shareholders. Any provision of this Agreement may be waived by Radio One and any Selling Shareholder to be bound by such waiver. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
     Section 5.9 Assignment; Binding Effect. This Agreement may not be assigned, in whole or in part, by any party hereto without the prior written consent of Radio One and the Selling Shareholders holding a majority of the shares of Registrable Securities, and any attempt to do so will be void, except that Radio One may assign any or all of its rights, interests and obligations under this Agreement to any Affiliate provided that any Affiliate agrees in writing to be bound by all of the terms, conditions and provisions contained in this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereof or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
     Section 5.10 Severability. If any term or provision of this Agreement, or the application thereof to any Person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or application to other Persons or circumstances, shall not be affected thereby, and each term and provision of this Agreement is hereby declared to be separate and distinct and shall be enforced to the fullest extent permitted by law. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable. If any provision of this Agreement is declared invalid or unenforceable for any reason other than overbreadth, the offending provision will be modified so as to maintain the essential benefits of the bargain among the parties to the maximum extent possible, consistent with applicable law and public policy.

     Section 5.11 Counterparts; Signatures. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document, and all counterparts shall be construed together and shall constitute one instrument. A facsimile or photocopied signature shall be deemed to be the functional equivalent of an original for all purposes.
     Section 5.12 Entire Agreement. This Agreement together with the Purchase Agreement constitute the full and entire understanding and agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings pertaining thereto, whether oral or written.
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     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

RADIO ONE, INC.

By:	/s/ Linda J. Vilardo

Name:	Linda J. Vilardo

Title:	Vice President

SELLING SHAREHOLDERS

/s/ David Kantor		/s/ Julia Atherton
DAVID KANTOR		JULIA ATHERTON

/s/ Thomas Joyner		/s/ Royce West
THOMAS JOYNER		ROYCE WEST

ROSEMARC PARTNERS LTD.		THOMAS ELLIOT JOYNER 2004 RETAINED
ANNUITY TRUST U/A/D NOVEMBER 10, 2004

By:	/s/ David Kantor	By:	/s/ Thomas Joyner

Name:	David Kantor	Name:	Thomas Joyner

Title:	President	Title:	Trustee

[Signature Page to Registration Rights Agreement]

Exhibit A
Addresses

Address of Radio One:	Address of Selling Shareholders:

Alfred C. Liggins, III	David M. Kantor
CEO/President	6685 Gulf of Mexico Drive
Radio One, Inc.	Long Boat Key, FL
5900 Princess Garden Parkway, 7th Floor
Lanham, MD 20706	Thomas E. Joyner
Facsimile: 301-306-9694	1321 Cottonwood Valley Circle North
Irving, TX 75038
with a copy (which shall not
constitute notice) to:	Julia Atherton
4818 Harvest Hill Road
Linda J. Eckard Vilardo, Esq.	Dallas, TX 75224
General Counsel
Radio One, Inc.	Royce West
5900 Princess Garden Parkway, 7th Floor	320 South R.L. Thornton Fwy, #300
Lanham, MD 20706	Dallas, TX 75203
Facsimile: 301-306-9638
Thomas Elliot Joyner 2004 Retained Annuity
and	Trust u/a/d November 10, 2004
1321 Cottonwood Valley Circle North
Catherine J. Dargan, Esq.	Irving, TX 75038
Covington & Burling
1201 Pennsylvania Avenue, N.W.	Rosemarc Partners LTD
Washington, DC 20004-2401	6685 Gulf of Mexico Drive
Facsimile: 202-778-5567	Long Boat Key, FL